                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                              COPART, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                  COPART, INC.
                                NOVEMBER 1, 1999

Dear Shareholder:

    You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Copart, Inc. (the "Company") to be held on Tuesday, December 7, 1999 at
9:00 a.m., at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, CA 94510 (see directions on back of proxy statement). The formal Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describes the business to be acted upon.

    PLEASE SIGN AND RETURN YOUR PROXY NOW WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you attend the meeting, you may still vote in person even if you have previously returned a signed proxy.

                                          Sincerely,

                                      [/S/ WILLIS J. JOHNSON]

                                          WILLIS J. JOHNSON
                                          CHIEF EXECUTIVE OFFICER

                             YOUR VOTE IS IMPORTANT
IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                  COPART, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 1999

                             ---------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Copart, Inc. (the "Company") will be held on Tuesday, December 7, 1999 at 9:00 a.m., pacific standard time, at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, California 94510 for the following purposes:

    1. To elect seven Directors of the Company for the ensuing year or until their successors have been elected and qualified;

    2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company, from 30 million to 60 million;

    3. To approve an amendment to the Company's 1992 Stock Option Plan to increase the number of shares reserved under the plan from 3 million to 4 million shares;

    4. To approve an amendment to the Company's 1994 Employee Stock Purchase Plan to increase the number of shares reserved under the plan from 340,000 to 500,000 shares;

    5. To ratify KPMG LLP as independent auditors for the Company for fiscal year 2000;

    6. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

    The Board of Directors has fixed the close of business on October 15, 1999, as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting.

    Please read carefully the following Proxy Statement which describes the matters to be voted upon at the Annual Meeting, and then complete, sign and return your Proxy as promptly as possible. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                      [/S/ WILLIS J. JOHNSON]

                                          WILLIS J. JOHNSON
                                          CHIEF EXECUTIVE OFFICER

Benicia, California
November 1, 1999

                                  COPART, INC.
                             5500 E. SECOND STREET
                           BENICIA, CALIFORNIA 94510

                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 1999

                             ---------------------

                                    GENERAL

    THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, December 7, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., pacific standard time, at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, California. Shareholders of record at the close of business on October 15, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. The Company's principal executive offices are located at 5500 E. Second Street, Benicia, CA 94510. The Company's telephone number at that address is (707) 748-5000.

    The Proxy Statement and accompanying proxy (the "Proxy") and Notice of Annual Meeting were first mailed to shareholders on or about November 1, 1999. A copy of the Company's Annual Report for the fiscal year ended July 31, 1999 accompanies this Proxy Statement.

RECORD DATE, VOTING AND SHARE OWNERSHIP

    On October 15, 1999, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 26,848,469 shares of Common Stock outstanding held by 345 shareholders of record. No shares of the Company's Preferred Stock are outstanding. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of shares held by such shareholder as of the Record Date, or distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote. Approval of the Board's decision to amend the Articles of Incorporation, 1992 Stock Option Plan, 1994 Employee Stock Purchase Plan and ratify KPMG LLP as independent auditors for fiscal year 2000 will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on such matters. Abstentions with respect to any matter are treated as shares present or represented at the Annual Meeting and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained, although they are deemed to be present for purposes of establishing a quorum for the transaction of business.

REVOCABILITY OF PROXIES

    If you are unable to attend the Annual Meeting, you may vote by Proxy. The enclosed Proxy is solicited by the Company's Board of Directors and, when returned properly completed, will be voted as you direct your Proxy. Unless otherwise instructed in the Proxy, the proxyholder will vote the Proxies received by them FOR each of the five proposals described herein.

    Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with Paul A. Styer, Senior Vice President, General Counsel and Secretary of the Company at the Company's principal executive offices, Copart, Inc., 5500 E. Second Street, Benicia, California 94510, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by Directors, officers, employees or agents of the Company. No compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Shareholders are entitled to present proposals for action at forthcoming shareholder meetings of the Company if they comply with the requirements of the appropriate proxy rules promulgated by the Securities and Exchange Commission (the "SEC"). Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than June 28, 2000, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Shareholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws. The timely submission of a shareholder proposal to the Company does not guarantee that it will be included in the Company's applicable proxy statement.

    The Proxy card attached hereto and which is to be used in connection with the Company's current 1999 Annual Meeting grants the proxy holders discretionary authority to vote on any matter otherwise properly raised at such Annual Meeting. The Company presently intends to use a similar form of proxy card for its 2000 Annual Meeting of Shareholders. If the Company is not notified at its principal executive offices of a shareholder proposal at least 45 days prior to the one year anniversary of the mailing of this Proxy Statement, then the proxy holders for the Company's 2000 Annual Meeting of Shareholders will have the discretionary authority to vote against any such shareholder proposal if it is properly raised at such annual meeting, even though such shareholder proposal is not discussed in the Company's proxy statement related to that shareholder meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE--ELECTION OF DIRECTORS

    One of the purposes of the Annual Meeting is to elect directors to hold office until the next annual meeting or until their respective successors are elected and have been qualified. The number of authorized Directors is currently seven. The Board of Directors has selected the seven nominees listed below for election as Directors. Each person nominated for election has agreed to serve if elected and Management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed in the Proxy, the proxy holders will vote the Proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company.

    The Board of Directors recommends that the shareholders vote FOR the election of each of the following nominees to serve as Directors of the Company for the ensuing year until the next Annual Meeting or until their successors are elected and qualified.

NOMINEES

    Set forth below is information regarding the nominees, all of whom are currently directors of the Company, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were or are selected as Directors or nominees and their ages as of the Record Date:

NAME                                          AGE                 PRINCIPAL OCCUPATION
----                                        --------   ------------------------------------------
Willis J. Johnson (1).....................     52      Chief Executive Officer of the Company
A. Jayson Adair...........................     30      President of the Company
Harold Blumenstein........................     60      General Partner, Paragon Properties
                                                       Company
James Grosfeld (1)(2).....................     62      Private Investor
James E. Meeks............................     50      Executive Vice President and Chief
                                                       Operating Officer of the Company
Marvin L. Schmidt.........................     55      Retired Senior Vice President of Corporate
                                                       Development of the Company
Jonathan Vannini (1)(2)...................     37      Private Investor

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit and Stock Option Grant Committees.

    WILLIS J. JOHNSON, co-founder of the Company, has served as Chief Executive Officer of the Company since 1986, and has been a Board member since 1982.
Mr. Johnson served as President of the Company from 1986 until May 1995.
Mr. Johnson was an officer and director of U-Pull-It, Inc ("UPI"), a self-service auto dismantler which he co-founded in 1982, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994. Mr. Johnson has over 27 years of experience in owning and operating auto dismantling companies.

    A. JAYSON ADAIR has served as President of the Company since November 1996 and as a director since September 1992. From April 1995 until October 1996,
Mr. Adair served as Executive Vice President. From August 1990 until
April 1995, Mr. Adair served as Vice President of Sales and Operations and from June 1989 to August 1990, Mr. Adair served as the Company's Manager of Operations.

    HAROLD BLUMENSTEIN has served as a director of the Company since
March 1994. Mr. Blumenstein is a general partner of Paragon Properties Company, a real estate development, investment and management company, where he has been employed since January 1971. Mr. Blumenstein holds a B.A. in Economics and Accounting from Wayne State University.

    JAMES GROSFELD has served as a director since November 1993. From
November 1993 until November 1994, Mr. Grosfeld also served as Chairman of the Board of the Company. Mr. Grosfeld, an independent investor, served as Chairman of the Board and Chief Executive Officer of Pulte Corporation, a home-building corporation, from 1974 to 1990. In addition to serving as Co-Chairman of the Executive Committee, Mr. Grosfeld serves as consultant and director of Pulte Corporation, and a director of each of the publicly-traded BlackRock Financial Management funds.

    JAMES E. MEEKS has served as Vice President and Chief Operating Officer of the Company since September 1992 when he joined the Company concurrent with the Company's purchase of South Bay Salvage Pool (the "San Martin Operation").
Mr. Meeks has served as Executive Vice President and Director since
October 1996 and as Senior Vice President since April 1995. From April 1986 to September 1992, Mr. Meeks, together with his family, owned and operated the San Martin Operation. Mr. Meeks is also an officer, director and part owner of Cas & Meeks, Inc., a towing and subhauling service company, which he has operated since 1991. Mr. Meeks has also been an officer and director of E & H Dismantlers, a self-service auto dismantler, since 1967. Mr. Meeks has over 32 years of experience in the vehicle dismantling business.

    MARVIN L. SCHMIDT has served as a director since July 1993. Mr. Schmidt retired as Senior Vice President of Corporate Development of the Company on January 1, 1999. Mr. Schmidt served as Vice President of the Company's Western Region from July 1993, when he joined the Company concurrent with the Company's acquisition of County Salvage, Inc., until May 1995, when he became Senior Vice President of Corporate Development. From January 1989 until July 1993,
Mr. Schmidt owned and operated County Salvage, Inc. in Los Angeles. Mr. Schmidt has over 25 years of experience as an owner and operator of auto dismantling and parts businesses.

    JONATHAN VANNINI has served as a director of the Company since
February 1993. Mr. Vannini was a general partner at HPB Associates, an investment partnership, and was employed by HPB Associates from August 1987 until March 1996. Mr. Vannini was a private investor in Atlas Partners, L.P., an investment partnership from March 1996 until March 1998. Mr. Vannini is currently a director of Amercon Inc. and Coastcast Corporation. Mr. Vannini holds a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from Columbia University.

    There are no family relationships among any of the directors or executive officers of the Company, except that A. Jayson Adair is the son-in-law of Willis
J. Johnson.

    In 1990, the Commodity Futures Trading Commission ("CFTC") brought a civil action against MultiVest Options, Inc. ("MOI") alleging various violations of the Commodity Exchange Act ("CEA") and certain rules and regulations of the CFTC. Mr. Grosfeld was the principal stockholder of the ultimate parent corporation of MOI, but, according to Mr. Grosfeld, was never an officer or director of MOI and did not participate in the day-to-day conduct of its business. Without admitting or denying the allegations of the CFTC complaint, MOI consented to the entry of a permanent injunction and appointment of a receiver. MOI discontinued its business operations in 1990. Mr. Grosfeld was not specifically named in the CFTC proceeding or in the injunction related thereto. Subsequently, in 1990 certain individuals who had previously purchased and sold commodity options through MOI brought a class action lawsuit against the parent and affiliated companies of MOI and Mr. Grosfeld alleging that the defendants, among other things, violated the antifraud provisions of the CEA and asserting other federal and state law claims. Mr. Grosfeld denied the allegations contained in the action and maintained that the litigation was without merit. On March 31, 1997, the court approved a settlement of the action and the lawsuit was dismissed.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common

Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely upon a review of the copies of such reports furnished to the Company and written representations from such officers, directors and greater than ten percent shareholders that no other reports were required to be made, the Company believes that there was full compliance for the fiscal year ended July 31, 1999 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater-than-ten percent shareholders, except that A. Jayson Adair reported late a common stock sale transaction on Form 4 due to administrative error.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended July 31, 1999, the Board of Directors held four
(4) meetings. As of July 31, 1999, the Company had three standing Committees: an Audit Committee, Stock Option Grant Committee and a Compensation Committee. The Company has no nominating committee or any committee performing similar functions.

    The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors, reviewing financial statements of the Company, and reviewing reports of the Company's accounting practices and systems of internal accounting controls. The Audit Committee currently consists of Directors Vannini and Grosfeld. The Audit Committee held one (1) meeting during the last fiscal year.

    The Stock Option Grant Committee is responsible for the administration of the Company's 1992 Stock Option Plan. The Compensation Committee is generally responsible for, among other things, reviewing and approving the Company's compensation policies and setting the compensation levels for those Company executive officers and senior managers reporting directly to the Company's President whose compensation is not otherwise established pursuant to employment agreements reviewed or approved by the Board of Directors. The Compensation Committee consists of Directors Grosfeld, Johnson and Vannini and the Stock Option Grant Committee consists of Directors Grosfeld and Vannini. The Compensation Committee and Stock Option Grant Committee each held two
(2) meetings during the last fiscal year.

    During the last fiscal year, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees of the Board on which he serves that were held during the period for which he has been a member.

                               SECURITY OWNERSHIP

    The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of the Record Date for
(i) each Director and nominee for director, (ii) all persons known by the Company to be beneficial owners of five percent or more of the Company's Common Stock, (iii) any other Named Officers (as said term is defined hereinafter in "Executive Compensation--Summary of Cash and Certain Other Compensation") and
(iv) all executive officers and Directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable, except as otherwise indicated.

                                                                 NUMBER OF   PERCENT OF TOTAL SHARES
FIVE PERCENT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS (1)   SHARES           OUTSTANDING
---------------------------------------------------------------  ---------   -----------------------
Blum Capital Partners, L.P. (2)..............................    2,544,420             9.47%
  909 Montgomery Street, Suite 400
San Francisco, CA 94133
Willis J. Johnson (3)........................................    5,282,185            19.63%
James Grosfeld...............................................    2,500,000             9.31%
A. Jayson Adair (4)..........................................      198,515                *
James E. Meeks (5)...........................................      173,751                *
Marvin L. Schmidt (6)........................................      631,400             2.33%
Paul A. Styer (7)............................................      126,434                *
Harold Blumenstein (8).......................................      293,338             1.09%
Jonathan Vannini (9).........................................        1,938                *
Wayne R. Hilty (10)..........................................       12,587                *
All directors and executive officers as a group (nine persons)
  (11).......................................................    9,435,748            33.39%

------------------------

*   Represents less than 1% of the outstanding Common Stock.

 (1) Unless otherwise set forth, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 5500 E. Second Street, Benicia, CA 94510.

 (2) Represents shares reported in a Schedule 13F filed by Blum Capital Partners, L.P. with the SEC and reflects stock held as of June 30, 1999. The Company has not attempted to verify independently any of the information contained in the Schedule 13F.

 (3) Includes 64,727 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (4) Includes 185,821 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (5) Includes 172,875 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (6) Includes 225,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (7) Includes 98,056 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (8) Includes 4,938 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (9) Includes 1,938 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (10) Includes 8,473 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

 (11) Includes 770,828 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

DIRECTORS' COMPENSATION

    Non-employee Directors are reimbursed for expenses incurred in attending Board and Committee meetings. During fiscal year 1999, all non-employee Directors received quarterly compensation of $2,000.

    Each non-employee Director is also eligible to receive periodic option grants for shares of the Company's Common Stock pursuant to the automatic option grant program in effect under the Company's 1994 Director Stock Option Plan (the "Director Plan"). Mr. Grosfeld has waived all rights to receive automatic option grants under the Director Plan.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries during each of the last three fiscal years, by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers. The individuals whose compensation is disclosed in the following table are hereafter referred to as the "Named Officers".

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION               LONG TERM COMPENSATION AWARDS
                                   ------------------------------------   -----------------------------------
                                                                             SECURITIES
                                                                             UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION        FISCAL YEAR   SALARY ($)   BONUS ($)   OPTIONS/SARS (#)   COMPENSATION ($)
---------------------------        -----------   ----------   ---------   ----------------   ----------------
Willis J. Johnson................     1999         350,000     150,000             --             26,576(1)
  Chief Executive Officer             1998         311,538     150,000        200,000             21,220(2)
                                      1997         236,538          --             --             16,488(3)
A. Jayson Adair..................     1999         225,000      75,000        200,000             15,317(4)
  President                           1998         192,115      95,000        100,000             13,333(4)
                                      1997         134,231          --             --             13,080(4)
James E. Meeks...................     1999         185,000      50,000             --             11,786(4)
  Executive Vice President            1998         171,346      60,000         60,000             38,644(5)
  Chief Operating Officer             1997         131,154          --             --             36,300(6)
Paul A. Styer....................     1999         170,000      30,000             --              6,000(7)
  Senior Vice President, General      1998         171,346      20,000         40,000              6,000(7)
  Counsel, Secretary                  1997         156,538          --             --              6,000(7)
Wayne R. Hilty...................     1999         155,000      30,000         20,000              3,600(4)
  Senior Vice President               1998         146,000      10,000         20,000              3,600(4)
  Chief Financial Officer             1997          60,577          --             --              1,800(7)

------------------------

(1) Comprised of premiums on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $11,638 and value to Mr. Johnson of use of Company automobiles of $14,938.

(2) Comprised of premiums on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $10,539 and value to Mr. Johnson of use of Company automobiles of $10,681.

(3) Comprised of premiums on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $6,024 and value to Mr. Johnson of use of Company automobiles of $10,464.

(4) Comprised of value of use of Company automobile.

(5) Comprised of forgiveness of debt in the amount of $31,500 and value to Mr. Meeks of use of Company automobiles of $7,144.

(6) Comprised of forgiveness of debt in the amount of $31,500 and value to Mr. Meeks of use of Company automobile of $4,800.

(7) Comprised of automobile expense allowance.

    OPTION GRANTS

    The following table provides information with respect to the stock option grants made during the 1999 fiscal year under the Company's 1992 Stock Option Plan (the "Option Plan") to the Named Officers. No stock appreciation rights were granted to any of the Named Officers during fiscal 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                                 VALUE AT ASSUMED
                         -----------------------------------------------------------------------    ANNUAL RATES OF STOCK
                                                % OF TOTAL OPTIONS                                 PRICE APPRECIATION OVER
                         NUMBER OF SECURITIES       GRANTED TO                                           OPTION TERM
                          UNDERLYING OPTIONS        EMPLOYEES        EXERCISE PRICE   EXPIRATION   -----------------------
NAME                        GRANTED (#)(1)      IN FISCAL YEAR(2)     ($/SHARE)(3)       DATE       5%($)(4)    10%($)(4)
----                     --------------------   ------------------   --------------   ----------   ----------   ----------
Willis J. Johnson......             --                    --                 --              --           --           --
A. Jayson Adair........        200,000                 76.92              13.41         1/21/09    1,686,695    4,274,417
James E. Meeks.........             --                    --                 --              --           --           --
Paul A. Styer..........             --                    --                 --              --           --           --
Wayne R. Hilty.........         20,000                  7.69              13.41         1/21/09      220,200      557,800

------------------------

(1) Each option was granted under the Option Plan and will become exercisable for the option shares in installments over the optionee's period of service with the Company. Options vest over a five-year period at a rate of 20% per year. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) Based upon options to purchase an aggregate of 260,000 shares granted by the Company to employees during fiscal 1999.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income tax liability incurred by the optionee in connection with such exercise.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. There is no assurance provided to any executive officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other specific level. Assuming the specified rates of annual compounding, the total appreciation during the term of such options results in an increase of 62.9% (at 5% per year) and 159.4% (at 10% per year).

    OPTION EXERCISE AND YEAR-END HOLDINGS

    The following table sets forth information concerning exercises of options during fiscal 1999 and the value of unexercised options held as of the end of the 1999 fiscal year by the Named Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING               VALUE OF UNEXERCISED
                                       SHARES                   UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                     ACQUIRED ON    VALUE           FISCAL YEAR END             FISCAL YEAR-END(2)
                                      EXERCISE     REALIZED   ---------------------------   ---------------------------
NAME                                     (#)        ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------   --------   -----------   -------------   -----------   -------------
Willis J. Johnson..................        --           --       46,667        153,333         711,672      2,338,328
A. Jayson Adair....................        --           --      170,917        294,083       2,948,881      3,592,319
James E. Meeks.....................        --           --      161,584         63,416       3,026,553      1,005,947
Paul A. Styer......................     4,000       63,625       86,583         40,417       1,483,453        636,048
Wayne R. Hilty.....................        --           --        6,667         33,333         107,939        427,731

------------------------

(1) Represents the Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Represents the Market value of underlying securities at fiscal year end (for in-the-money options only) minus the exercise price. The closing price for the Company's Common Stock at fiscal year end as quoted on the Nasdaq National Market System was $24.

EMPLOYMENT BENEFITS

    Mr. Johnson is entitled to participate in the Company's benefit plans and is entitled to four weeks paid vacation per year, use of Company automobiles, and a $1 million life insurance policy with the beneficiary being designated by Mr. Johnson.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers and other key executives. The Company's Stock Option Plan Committee has the sole and exclusive authority to administer the Company's 1992 Stock Option Plan under which grants may be made to such individuals. While the Compensation Committee has responsibility for establishing the level of compensation payable to the Company's executive officers, the decisions reached by the Committee with respect to the compensation paid to them for the 1999 fiscal year were to a substantial extent similar to the terms and requirements of employment agreements that have since terminated.

    This report is divided into two parts. Part One is a brief description of the compensation arrangements in effect for the 1999 fiscal year for the Executive Officers of the Company, including the Named Officers in the Summary Compensation Table. Part Two is a discussion of the factors which governed the compensation payable to the Chief Executive Officer for the 1999 fiscal year.

                  PART ONE--EXISTING COMPENSATION ARRANGEMENTS

    The compensation arrangements for fiscal 1999 with the Company's executive officers were negotiated directly between the Company and such individuals. The Compensation Committee believes that the salaries and benefits under the current or former employment agreements with the Company's executive officers are commensurate with the Company's financial performance to date. During fiscal 1998, the employment agreement between the Company and the Chief Executive Officer expired and such person is now employed on an "at-will" basis. The base annual salaries of Willis J. Johnson, A. Jayson Adair, James E. Meeks, Paul A. Styer, and Wayne R. Hilty were $350,000, $225,000, $185,000, $170,000, and $155,000, respectively, during fiscal 1999. The Compensation Committee intends to review these salary levels on a regular basis and to make such adjustments to them as it sees fit based on the performance of the Company and the employee.

    The Stock Option Committee awarded stock options to executive officers in order to align the long-term interests of the executive officers with those of the shareholders as specified in the Option Grant table. The Committee awarded stock option grants to the Named Officers and other key management employees based upon the improved financial performance of the Company.

                           PART TWO--CEO COMPENSATION

    Willis J. Johnson, the co-founder of the Company, served as President and Chief Executive Officer from 1986 until May 1995, and has served as CEO since May 1995. Mr. Johnson's base annual salary remained at $350,000 compared to the prior year.

    The Compensation Committee believes that the salary and benefits paid to Mr. Johnson during fiscal 1999 are commensurate with the Company's financial performance, based upon the growth of the Company's operating profit and net income. Any bonus compensation recommended by the Compensation Committee to be payable to Mr. Johnson in future years will be based upon Company growth and financial performance, and subject to approval by the Board of Directors, excluding Mr. Johnson.

    TAX LIMITATION. As a result of federal tax legislation, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any fiscal year. The Company presently intends to structure its future compensation packages in a manner to comply with the $1 million compensation cap.

                             COMPENSATION COMMITTEE

            Willis J. Johnson      James Grosfeld     Jonathan Vannini

                             STOCK OPTION COMMITTEE

                      James Grosfeld       Jonathan Vannini

                               PERFORMANCE GRAPH

    The following graph shows a comparison of the cumulative total shareholder returns for the Company, the NASDAQ Stock Market--US Companies Index and NASDAQ, American Stock Exchange, and New York Stock Exchange SIC Peer Group 5010-5019 Index (Motor Vehicle and Automotive Equipment) for the period of August 1, 1994, the date the Company's Common Stock commenced trading on the NASDAQ National Market, through July 31, 1999.

                    COMPARISON OF CUMULATIVE TOTAL RETURN(*)
                              COPART, INC. (CPRT)
 AMONG NASDAQ STOCK MARKET--US COMPANIES INDEX NASDAQ STOCK MARKET AND AMERICAN
   STOCK EXCHANGE AND NEW YORK STOCK EXCHANGE SIC PEER GROUP 5010-5019 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            8/94  7/95  7/96  7/97  7/98  7/99
Copart, Inc.                 100   142   110   123   147   331
Peer Group                   100   104   116   136   145   135
NASDAQ Stock Market (U.S.)   100   140   153   226   266   380

* Assumes $100 Invested on 8/1/94 in stock or index and including the reinvestment of all divideds. Fiscal years ending July 31.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statues, the preceding Compensation Committee Report on Executive Compensation and Performance Graph are not incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statues.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Willis J. Johnson, James Grosfeld and Jonathan Vannini. Except for Willis J. Johnson, who serves as the Company's Chief Executive Officer, none of these individuals was at any time during the fiscal year ended July 31, 1999 or at any other time an officer or employee of the Company.

    No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                              CERTAIN TRANSACTIONS

    James E. Meeks, an executive officer of the Company, owns an interest in Cas & Meeks, Inc., a private towing service, which supplied approximately $518,800 in transport services to the Company in fiscal 1999. The Company believes that these services were provided on terms no less favorable to the Company than could be obtained from unaffiliated third parties. On October 20, 1995, the Company loaned Mr. Meeks the sum of $95,000 bearing interest at 8% per annum, payable in annual installments of $23,750, with the balance payable at the end of four years. The loan was made to assist Mr. Meeks in re-locating his personal residence closer to the Company's corporate headquarters. The
October 20, 1996 payment of $31,500 (principal and accrued interest) was forgiven by the Company and accounted for as additional compensation expense. The October 20, 1997 payment of $31,500 (principal and accrued interest) was forgiven by the Company and accounted for as additional compensation expense.

    Willis J. and Reba J. Johnson are the owners of the real property and improvements of the Fresno, California facility and lease said premises to the Company for current monthly lease payments of $11,000 under a lease dated August 1, 1992, which expires, with inclusion of all extension options, in July 2000, and contains a provision whereby the Company has an option to purchase the real property and improvements. Total payments under this lease aggregated $107,823 in fiscal 1999. The Company believes that the terms of this lease are no less favorable to the Company than could be obtained from unaffiliated third parties.

    Under the terms of a lease agreement effective July 1, 1993 between the Schmidt Family Trust dated September 29, 1982 (the "Schmidt Trust") and the Company, the Company leases property in the Los Angeles, California, area from the Schmidt Trust (the "Los Angeles Lease"). The current term of the Los Angeles Lease expires June 30,2003, with an option to extend the lease for an additional five-year term. Total payments under this lease aggregated $59,420 in fiscal 1999. Marvin L. Schmidt, a Director, is a beneficiary of the Schmidt Trust.

       PROPOSAL TWO--AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                 OF THE COMPANY, FROM 30 MILLION TO 60 MILLION

    The Company is currently authorized to issue up to 30,000,000 shares of its Common Stock. There are as of the Record Date issued and outstanding 26,848,469 shares of Common Stock. In addition, as of the Record Date, 1,730,333 shares of Common Stock are reserved for issuance upon the exercise of currently outstanding option grants under the Company's 1992 Stock Option Plan, of which 33,400 shares remain available for grant under the Company's 1992 Stock Option Plan; 138,131 shares of Common Stock are reserved for purchase under the Company's 1994 Employee Stock Purchase Plan; and 74,000 shares of Common Stock are reserved for issuance upon exercise of currently outstanding option grants under the Company's 1994 Director Stock Option Plan, of which 62,000 shares remain available for grant under the Company's 1994 Director Stock Option Plan.

PROPOSED AMENDMENT OF THE ARTICLES OF INCORPORATION

    The Board of Directors proposes that the Company's Articles of Incorporation be amended to increase the number of authorized shares of Common Stock of the Company, no par value, to 60,000,000, an increase of 30,000,000 shares.

    The Board of Directors believes that such an increase will enhance the Company's ability to pursue acquisitions and permit the Board of Directors increased flexibility should it determine in the future to raise additional capital, declare stock dividends and splits, or engage in other general corporate activities.

The Company, however, has no present arrangements, agreements, or understandings for any acquisition or for the issuance of any portion of the increased number of shares of Common Stock to be authorized.

    A possible effect of the increase in the number of authorized shares of Common Stock may be to enable Directors, through the issuance of additional shares of Common Stock, to attempt to block or discourage a tender offer or other takeover attempt that might be otherwise favored by a majority of the Company's current shareholders.

    The Board of Directors or a committee thereof is authorized to issue all or any part of the authorized but unissued Common Stock, without further shareholder votes, at such times to such persons and for such consideration as the Board or a committee thereof may determine in its discretion. The Company's current shareholders should be aware that the issuance of any additional shares of Common Stock could cause a dilution of voting rights, net income per share and net book value of the Common Stock. Current holders of the Common Stock of the Company do not have preemptive rights to subscribe for additional securities that may be issued by the Company.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting is required for approval of the amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock to 60,000,000 shares.

    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND THEREFORE RECOMMENDS A VOTE "FOR" THE PROPOSAL.

       PROPOSAL THREE--APPROVAL OF AN AMENDMENT TO 1992 STOCK OPTION PLAN

    The Company's Board of Directors and shareholders have previously adopted and approved the Company's 1992 Stock Option Plan (the "Plan") and have reserved an aggregate of 3,000,000 shares of the Common Stock of the Company for issuance thereunder. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Plan in order to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to a total of 4,000,000 shares (the "Amendment"). The total number of currently outstanding options is 1,697,433. The Board of Directors believes that the increase in the number of shares reserved for issuance under the Plan is necessary due to the fact that only 33,400 shares remain available for future grant under the Plan and the Board contemplates granting additional options or stock purchase rights in the future in order to attract and retain employees and consultants for the Company.

    At the Annual Meeting, the shareholders are being asked to approve the Amendment to the Plan.

    The closing price of the Company's Common Stock as quoted on the Nasdaq National Market on the Record Date was $21.50 per share.

    A description of the principal features of the Plan, as amended, is set forth below

ADMINISTRATION

    The Plan provides that it shall be administered by the Company's Board of Directors or by a committee or committees of the Board. Administration of the Plan with respect to officers and directors of the Company must be done in a manner permitted by the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16-b"), with respect to grants to such persons under a plan intended to qualify as a discretionary plan under Rule 16b-3. The Board or its committee is responsible for interpreting all provisions of the Plan and of the option agreements issued thereunder. Any such determination is final and binding on the optionee. The Plan is currently being administered by the Stock Option Grant Committee of the Board.

ELIGIBILITY

    The Plan provides that incentive stock options, as defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees only and that nonstatutory options and stock purchase rights may be granted to employees and consultants of the Company. The Board of Directors or its committee selects the participants and determines the number of shares to be subject to each option or purchase right. As of the Record Date, approximately 1,400 employees were eligible to participate in the Plan. The Plan provides that no employee of the Company may be granted in any fiscal year options to purchase more than 375,000 shares of Common Stock.

TERMS OF OPTIONS

    The terms and conditions of options granted under the Plan, including the exercise price, exercisability and term thereof, are determined by the Board or its committee. However, the exercise price in the case of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value on the date of grant in the case of any incentive stock option granted to a holder of 10% or more of the Company's outstanding securities) or less than 85% of such fair market value (110% of the fair market value in the case of any nonstatutory option granted to a holder of 10% or more of the Company's outstanding securities) in the case of nonstatutory stock options.

    If optionee's employment or consulting relationship with the Company terminates for reasons other than death or disability, the option shall be exercisable for 30 days after such termination, but only to the extent vested at the time of termination. If the optionee's employment or consulting relationship terminates due to total and permanent disability, the option may be exercised for three months after such disability, but only to the extent vested at the time of termination. If the optionee dies either while employed by or consulting for the Company or within 30 days of termination of employment or consulting relationship, the option may be exercised at any time within six months of the date of death. In the case of death while employed by or consulting for the Company, the option shall be exercisable as if the optionee had lived for three months from the date of death.

NONTRANSFERABILITY

    All options and stock purchase rights granted under the Plan are nontransferable other than by will or the laws of descent and distribution.

PAYMENT UPON EXERCISE OF OPTIONS

    The Plan allows for payment by an optionee upon exercise of an option by cash, check, other shares of Common Stock of the Company with aggregate fair market value equal to the aggregate exercise price, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price (a "cashless exercise") or any combination thereof, all as determined by the Board or its committee. While the Plan authorizes all of these forms of consideration, the option agreement may limit the acceptable forms of payment, as determined by the Board or its committee in its discretion.

CAPITALIZATION CHANGES; DISSOLUTION; MERGER; CHANGE IN CONTROL

    In the event that any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of shares of the Company's Common Stock outstanding without receipt of consideration, appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options, and appropriate adjustment will be made in the total number of shares reserved for issuance under the Plan.

    The Plan provides, that, in the event of the proposed dissolution of liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action.

    In the event of a merger of the Company with or into another corporation, all outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary thereof. In the event that the option is not assumed or substituted, the options will terminate upon expiration of a fifteen-day notice period given by the Board or its committee.

STOCK WITHHOLDING

    An optionee may elect, at the discretion of the Board or its committee, to have a portion of his or her shares withheld by the Company to satisfy income tax withholding requirements under the Code should the exercise of such option create an income tax withholding requirement.

AMENDMENT AND TERMINATION

    The Board of Directors or its committee may amend or terminate the Plan at any time without shareholder approval; provided, however, that shareholder approval of amendments shall be obtained to the extent necessary and desirable to comply with any applicable law, including Section 422 of the Code and Rule 16b-3. No amendment to the Plan may unilaterally alter or impair any option or stock purchase plan previously granted without the consent of the holder. The Plan will terminate by its terms in August 2002.

FEDERAL TAX INFORMATION

    An optionee who is granted an incentive stock option as defined in
Section 422 of the Code will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon sale or exchange of the shares at least two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares.

    Unless the Board or its committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option at the original price paid by the purchaser, exercisable upon the termination of the purchaser's employment or consulting relationship for any reason. The purchase price for shares repurchased by the Company pursuant to the restricted stock purchase agreement may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or its committee may determine.

    A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of share in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

STOCK PURCHASE RIGHTS

    The Plan permits the Company to grant stock purchase rights, which allow offeree the opportunity to purchase, during a specified period of time not exceeding 30 days, Common Stock of the Company on the terms specified by the Board or its committee. The Board or its committee notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 30 days from the date upon which the Board or its committee made the determination to grant the Purchase Right). Offers may be accepted by execution of a restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

    Stock Purchase Rights will generally be taxed in the same manner as nonstatutory stock options. The Company has never granted any Stock Purchase Rights under the Plan.

NEW PLAN BENEFITS

    The grant of options and stock purchase rights, under the Plan to employees, including the Named Officers, is subject to the discretion of the Board or its committee. As of the date of this proxy statement, there has been no determination by the Board or its committee with respect to future awards under the Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                             AMENDED PLAN BENEFITS
                             1992 STOCK OPTION PLAN
                                LAST FISCAL YEAR

                                                                  NUMBER OF        GRANT PRICE
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION          OPTIONS GRANTED(#)    ($/SH)(1)
----------------------------------------------------          ------------------   -----------
Willis J. Johnson, Chief Executive Officer Chief Financial
  Officer and Director......................................            --                --
A. Jayson Adair, President and Director.....................       200,000             13.41
James E. Meeks, Executive Vice President Chief Operating
  Officer and Director......................................            --                --
Paul A. Styer, Senior Vice President General Counsel,
  Secretary.................................................            --                --
Wayne R. Hilty, Senior Vice President Chief Financial
  Officer...................................................        20,000             13.41
                                                                   -------           -------
All current executive officers as a group (5 persons).......       220,000             13.41
All other current employees as a group......................        40,000             13.41

------------------------

(1) Represents weighted average per share grant price.

    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND THEREFORE RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN TO AN AGGREGATE OF 4,000,000.

                  PROPOSAL FOUR--APPROVAL OF AMENDMENT TO THE
                       1994 EMPLOYEE STOCK PURCHASE PLAN

    The Company's Board of Directors and shareholders have previously adopted and approved the Company's 1994 Employee Stock Purchase Plan ("Purchase Plan") and have reserved an aggregate of 340,000 shares of the Company's Common Stock for purchase by eligible employees thereunder. The Purchase Plan was amended by the Board of Directors in October 1999 to reserve an additional 160,000 shares of Common Stock for issuance thereunder, bringing the total number of shares under the Purchase Plan to 500,000.

    The Company believes that its Purchase Plan is an important factor in attracting and retaining skilled personnel. Periodically, the Company reviews the number of shares available for issuance under the Purchase Plan and, based on the Company's estimates of the number of shares expected to be purchased under the Purchase Plan during the coming year, management presents to the Board of Directors a recommendation whether or not to increase the number of shares to the pool reserved for issuance under the Purchase Plan. The Board then reviews this recommendation and presents a proposal such as this one to the shareholders for approval.

    The initial offering period under the Purchase Plan began on March 16, 1994, and from that date to July 31, 1999, 201,869 shares of the Company's Common Stock have been sold to eligible employees under the Purchase Plan. The number of shares sold in each offering period will vary with the number of participants, the amount of their payroll deductions and the fair market value of the Company's Common Stock.

    The essential features of the Purchase Plan are outlined below.

GENERAL

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Tax Code. See "Tax Information" below.

PURPOSE

    The purpose of the Purchase Plan is to provide eligible employees of the Company with an opportunity to purchase Common Stock of the Company at a discount through accumulated payroll deductions.

ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors of a committee of members of the Board appointed by the Board, who receive no separate additional compensation for such service. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, whose decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the Purchase Plan but may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to the Purchase Plan.

ELIGIBILITY

    Any person who is customarily employed at least 20 hours per week and 5 months per calendar year by the Company during the applicable offering period is eligible to participate in the Purchase Plan, unless the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiaries (including stock issuable upon exercise of options held by him) at the end of the offering period, or the employee would receive more than $25,000 worth of stock (computed as of the date of the grant) pursuant to the Purchase Plan in any calendar year. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the

Purchase Plan are not determinable. No purchases have been made under the Purchase Plan since the adoption of the Amendment by the Board.

OFFERING DATES

    The Purchase Plan is generally implemented by one offering during each six-month period. Offering periods commence on or about January 1 and July 1 of each year.

ENROLLMENT IN THE PLAN

    Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. Employees hired after the first day of an offering period (or who otherwise become eligible after such date) may begin participation in the Purchase Plan on the first business day of the calendar month following the month in which they are hired (or become eligible). Under the Purchase Plan, once an employee elects to participate in the Purchase Plan, enrollment in each successive offering period occurs automatically unless the employee withdraws from participation in the Purchase Plan.

PURCHASE PRICE

    The purchase price per share under the Purchase Plan is the lower of
(i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering (or for employees beginning participation later, the date such participation began) or (ii) 85% of the fair market value of a share of Common Stock of the last day of the offering period. The fair market value of the Common Stock on a given date is the closing sale price on The Nasdaq National Market.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by after-tax payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. The total number of shares purchased by any participant shall in no event exceed, in any calendar year, the number of shares of Common Stock which $25,000 could purchase at the fair market value of a share of the Company's Common Stock, calculated as of the offering date. A participant may discontinue participation in the Purchase Plan, and may decrease but not increase the rate of payroll deductions, during the offering period.

PURCHASE OF STOCK; EXERCISE OF OPTIONS

    By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the total amount of the participant's contribution for the offering period by the lower of (i) 85% of the fair market value of the Common Stock at the beginning of the offering period (or date his participation began) or (ii) 85% of the fair market value of the Common Stock at the end of the offering period, but in no event shall more than the number of shares of Common Stock which $25,000 could purchase at the fair market value of a share of the Company's Common Stock, calculated as of the offering date, be placed under option to a single participant in any one calendar year. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. No fractional shares will be issued upon exercise of the option. Any amounts insufficient to purchase a full share remaining in a participant's account after exercise of the option will be returned to the participant. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

WITHDRAWAL

    A participant's interest in a given offering may be terminated by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Upon withdrawal from the Purchase Plan, accrued but unused payroll deductions are returned to the employee. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from an offering will not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan.

TERMINATION OF EMPLOYMENT

    Termination of a participant's employment for any reason, including retirement or death, cancels participation the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CAPITAL CHANGES

    In the event of changes in the capitalization of the Company, such as stock splits or stock dividends, which result in an increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the price per share.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

    In the event of a liquidation or dissolution of the Company, an employee's participation in the Purchase Plan will be terminated immediately before consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the employee's rights may be satisfied by assumption of the Company's obligations by such acquiring or successor corporation. If such corporation refuses to assume those obligations, the Board shall allow the immediate exercise of the employee's rights for 30 days, after which the employee's rights under the Purchase Plan shall terminate.

NON-ASSIGNABILITY

    No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

    Individual accounting will be maintained for each participant in the Purchase Plan. Each participant receives as promptly as practicable after the end of the six-month offering period a report showing the details of the participant's account.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board may at any time amend, alter, suspend or discontinue the Purchase Plan, but, except under certain conditions, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any participant arising out of any offering period which has already commenced without such participant's written consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with
Section 423 of the Tax Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Purchase Plan amendment in such a manner and to such a degree as required.

TAX INFORMATION

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Tax Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan, does not purport to be complete, and reference should be made to the applicable provisions of the Tax Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

NEW PURCHASE PLAN BENEFITS

    The Company has proposed an amendment to increase the number of shares reserved for sale under the Company's Purchase Plan. Because each employee's participation in the Purchase Plan is purely voluntary, the future benefit under the Purchase Plan is not yet determinable. Accordingly, the following schedule summarizes the employees who participated in the Purchase Plan during the last fiscal year ended July 31, 1999 and shows: (i) the number of shares of the Company's Common Stock purchased under the

Purchase Plan; (ii) the dollar value of the benefit; and (iii) the amount of payroll deductions for future purchases accumulated through July 31, 1999:

                             AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN
                                LAST FISCAL YEAR

                                                              NUMBER OF                PAYROLL
                                                               SHARES      DOLLAR     DEDUCTIONS
                                                              PURCHASED    VALUE     AS OF FISCAL
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION             (#)      ($) (1)      YEAR-END
----------------------------------------------------          ---------   --------   ------------
Willis J. Johnson, Chief Executive Officer Chief Financial
  Officer and Director......................................       --          --           --

A. Jayson Adair, President and Director.....................       --          --           --

James E. Meeks, Executive Vice President Chief Operating
  Officer and Director......................................    1,752       3,224        2,135

Paul A. Styer, Senior Vice President General Counsel,
  Secretary.................................................       --          --           --

Wayne R. Hilty, Senior Vice President Chief Financial
  Officer...................................................      850       1,702           --
                                                               ------      ------       ------

All current executive officers as a group (5 persons).......    2,602       4,926        2,135

All other current employees as a group......................   40,690      76,607       78,564

------------------------

(1) Market value of shares on date of purchase, minus the purchase price under the Purchase Plan.

    At the Record Date, the Company employed approximately 1,400 people, 1,104 of whom were eligible to participate in the Purchase Plan. Approximately, 364 employees were participating in the Purchase Plan as of that date.

    THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT TO THE PURCHASE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND THEREFORE RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PURCHASE PLAN TO AN AGGREGATE OF 500,000.

              PROPOSAL FIVE--RATIFICATION OF INDEPENDENT AUDITORS

    The Company is asking the shareholders to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending July 31, 2000.

    In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Approval of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. Even if the selection of independent auditors is ratified by the Company's shareholders, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

    KPMG LLP have been the Company's independent auditors since their appointment in July 31, 1994 and have been recommended to the shareholders for ratification as auditors for the year ending July 31, 2000 by the Company's Board of Directors. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2000.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                                                 FOR THE BOARD OF DIRECTORS
                                                                        COPART, INC.

DATED: November 1, 1999
                                                       By:              /s/ PAUL A. STYER
                                                            -----------------------------------------
                                                                     Paul A. Styer, Secretary

                  SITE OF THE 1999 ANNUAL SHAREHOLDER MEETING

DIRECTIONS TO:  COPART SALVAGE AUTO AUCTIONS
            5500 E. SECOND STREET
            BENICIA, CALIFORNIA 94510

FROM:        SAN FRANCISCO AIRPORT

    Exit the airport on Highway 101 Northbound toward San Francisco. As you enter San Francisco follow the signs directing you towards the Bay Bridge. This is Interstate 80 Eastbound. Follow Interstate 80 over the Bay Bridge and continue Eastbound on Interstate 80. When you reach the other side of the Bay Bridge stay in the left lanes. Follow Interstate 80 approximately 15 miles to the Carquinez Bridge. After crossing the Carquinez Bridge, exit onto Interstate 780 towards Benicia. Follow 780 approximately 7 miles, get in the left lane and make a left turn onto 680 Eastbound towards Sacramento. The second exit is Lake Herman Rd. Turn left over freeway and make the first left turn onto East Second, then go to the first building on the left at 5500 E. Second Street.

                               Appendix A

                                  PROXY

                                COPART, INC.

                  Proxy for 1999 Annual Meeting of Shareholders
                               December 7, 1999

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned shareholder of Copart, Inc. (the "Company") hereby revokes all previous proxies and appoints Willis J. Johnson or Paul A. Styer or either of them, with full power of substitution, as the proxy of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company to be held on Tuesday, December 7, 1999 at 9:00 a.m., at the Company's corporate headquarters located at 5500 E. Second Street, Second Floor, Benicia, California, and any adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.

SEE REVERSE                                                         SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

/ X /Please mark
     votes as in
     this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND PROPOSALS BELOW, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                                                                                         FOR  AGAINST  ABSTAIN
1. Election of Directors                                   2. Approval to Amend the      / /    / /     / /
                                                              the Company's Articles
                                                              of Incorporation to the
NOMINEES: Willis J. Johnson; A. Jayson Adair;                 increase number of
James E. Meeks; Marvin L. Schmidt;                            authorized shares of
James Grosfeld; Harold Blumenstein; Jonathan                  Common Stock from 30
Vannini.  FOR        WITHHELD       MARK HERE                 million to 60 million.
          ALL        FROM ALL      IF YOU PLAN  / /
        NOMINEES     NOMINEES       TO ATTEND
          / /          / /         THE MEETING                                           FOR  AGAINST  ABSTAIN
                                                           3. Approval to increase       / /    / /     / /
                                    MARK HERE                 the number of shares
                                   FOR ADDRESS  / /           reserved for issuance
                                    CHANGE AND                under the 1992 Stock
                                    NOTE BELOW                Purchase Plan from
                                                              3 million to 4 million.
  / / ---------------------------------------
      For all nominees except as noted above                                             FOR  AGAINST  ABSTAIN
                                                           4. Approval to increase the   / /    / /     / /
                                                              number of shares reserved
                                                              for issuance under the 1994
                                                              Employee Stock Purchase
                                                              Plan from 340,000 to
                                                              500,000.
                                                                                         FOR  AGAINST  ABSTAIN
                                                           5. Ratification of KPMG LLP   / /    / /     / /
                                                              as independent auditors
                                                              for the Company for the
                                                              current fiscal year ending
                                                              July 31, 2000.

                                                           TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
                                                           PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT
                                                           PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                           Sign exactly as your name(s) appears on your stock certificate.
                                                           A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.
                                                           Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.



   Signature:                          Date:            Signature:                                 Date:
             -------------------------      ------------          ---------------------------------     -----------


                                   APPENDIX B

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                  COPART, INC.

    Willis J. Johnson and Paul A. Styer hereby certify that:

    1. They are the duly elected President and Secretary, respectively, of Copart, Inc., a California corporation.

    2. The Articles of Incorporation of this corporation, as amended to the date of the filing of these Restated Articles of Incorporation, and with the omissions required by Section 910 of the Corporations Code, are hereby amended and restated to read as follows:

    FIRST:  The name of the corporation is: Copart, Inc.

    SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

    THIRD:   (A)  This corporation is authorized to issued 35,000,000 shares of its capital stock, which shall be divided into two classes known as "Common Stock" and "Preferred Stock."

            (B) The total number of Common Stock which this corporation is authorized to issue is 30,000,000 and the total number of Preferred Shares which this corporation is authorized to issue is 5,000,000.

            (C) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series and to fix the number of shares of any series.

    FOURTH: (A) LIMITATION OF DIRECTORS' LIABILITY. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

            (B) INDEMNIFICATION OF CORPORATE AGENTS. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

            (C) REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article Fourth by the shareholders of this corporation shall not adversely affect any right of indemnification or limitation of liability of a director or officer of this corporation relating to acts or omissions occurring prior to such repeal or modification.

    3. The foregoing Restated Articles of Incorporation have been duly approved by the Board of Directors of said corporation.

    4. The foregoing Restated Articles of Incorporation were approved by the required vote of the shareholders of said corporation in accordance with Sections 902 and 903 of the California General Corporations Code. The total number of outstanding shares of the corporation entitled to vote as of the record date for said meeting was 5,431,407 shares of Common Stock. The number of shares of stock voting in favor of the foregoing Restated Articles of Incorporation equaled or exceeded the vote required. The vote required was more than 50% of the outstanding shares of Common Stock.

    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Restated Articles of Incorporation are true and correct of our own knowledge.

    Executed at Vallejo, California, on March 7, 1994.

                                          ______________________________________
                                          Willis J. Johnson, President

                                          ______________________________________
                                          Paul A. Styer, Secretary

                                   APPENDIX C

                                  COPART, INC.
                             1992 STOCK OPTION PLAN
            AS AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 30, 1995
                    AND APPROVED BY THE SHAREHOLDERS AT THE
            1995 ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 8, 1995

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of Incentive Stock Options, Nonstatutory Stock Options and Stock Purchase Rights, as determined by the Administrator at the time of grant.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

        a. "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

        b.  "BOARD" means the Board of Directors of the Company.

        c.  "CODE" means the Internal Revenue Code of 1986, as amended.

        d. "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

        e.  "COMMON STOCK" means the Common Stock of the Company.

        f.  "COMPANY" means Copart, Inc. a California corporation.

        g. "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services; PROVIDED that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

        h. "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
    (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

        i. "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        j. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        k. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

           i. If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

           ii. If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

           iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        l. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        m. "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        n.  "OPTION" means a stock option granted pursuant to the Plan.

        o. "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        p. "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

        q. "OPTIONEE" means an Employee or Consultant who receives an Option or Stock Purchase Right.

        r. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        s.  "PLAN" means this 1992 Stock Option Plan.

        t. "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

        u. "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan.

        v. "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

        w. "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan.

        x. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be placed under option and sold under the Plan is 3,000,000 Shares of which 1,000,000 Shares are subject to shareholder approval at the 1995 Annual Meeting of Shareholders. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.  ADMINISTRATION OF THE PLAN.

        a.  PROCEDURE.

           i. ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

           ii. MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

           iii. ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES.With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

        b. POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

           i. to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

           ii. to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

           iii. to determine whether and to what extent Options and Stock Purchase Rights are granted hereunder;

           iv. to determine the number of Shares to be covered by each such award granted hereunder;

           v.  to approve forms of agreement for use under the Plan;

           vi. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder (including, but not limited to, the price per Share and to waive any restriction or limitation including vesting, based in each case on such factors as the Administrator shall determine, in its sole discretion);

           vii. to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

           viii. to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

           ix. to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

           x. to modify or amend each Option or Stock Purchase Right (subject to Section 16 of the Plan); and

           xi. to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock acquired pursuant to Stock Purchase Rights; and

           xii. to make all other determinations deemed necessary or advisable for administering the Plan.

        c. EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     6.  LIMITATIONS.

        a. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an optionee's incentive stock options granted by the Company or any Parent or Subsidiary, which become exercisable for the first time during any calendar year under all plans of the Company or any Parent or Subsidiary, exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.a., Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        b. Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

        c. The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

           i. No employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 375,000 Shares.

           ii. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14(a).

           iii. If an Option or Stock Purchase Right is canceled (other than in connection with a transaction described in Section 14), the canceled Option or Stock Purchase Right will be counted against the limit set forth in Section 6.c.i. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     7. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     9.  OPTION EXERCISE PRICE AND CONSIDERATION.

        a. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option Agreement shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options.

        b. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

           i.  In the case of an Incentive Stock Option

               (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (2) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           ii.  In the case of a Nonstatutory Stock Option

               (1) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

               (2) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

        c. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
    (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10.  EXERCISE OF OPTION.

        a. PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company or the Optionee, and as shall be permissible under the terms of the Plan.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        b. TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate.

        c.  DISABILITY OF OPTIONEE. Notwithstanding the provisions of
    Section 10(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within three (3) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate.

        d.  DEATH OF OPTIONEE.

           i. If Optionee dies during the term of the Option and is at the time of his death an Employee or Consultant of the Company who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, then the Option may be exercised, at any time within six
       (6) months following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death (or such other period of time as is determined by the Board); or

           ii. If Optionee dies within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, then the Option may be exercised, at any time within six (6) months following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        e. RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        f. BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11.  STOCK PURCHASE RIGHTS.

        a. RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty
    (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        b. REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or permanent disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

        c. OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        d. RULE 16B-3. Stock Purchase Rights granted to persons who are subject to Section 16 of the Exchange Act ("Insiders"), and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

        e. RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

    13. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

    All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

        a.  the election must be made on or prior to the applicable Tax Date;

        b. once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

        c. all elections shall be subject to the consent or disapproval of the Administrator;

        d. if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

    In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the Option is not assumed or substituted, the Board shall notify the Optionee that the Option shall be exercisable, to the extent the Optionee is otherwise entitled to exercise the Option, for a period of fifteen
(15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    15. TIME OF GRANTING OPTIONS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    16.  AMENDMENT AND TERMINATION OF THE PLAN.

        a. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        b. EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    20. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                   APPENDIX D

                                  COPART, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN
   AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 10, 1997 AND APPROVED BY THE SHAREHOLDERS AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 9, 1997

    The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Copart, Inc.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  DEFINITIONS.

        (a) "BOARD" shall mean the Board of Directors of the company.

        (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "COMMON STOCK" shall mean the Common Stock of the Company.

        (d) "COMPANY" shall mean Copart, Inc. and any Designated Subsidiary of the Company.

        (e) "COMPENSATION" shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

        (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, and who has completed 90 days of continuous employment with the Company prior to a given Enrollment Date. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        (h) "ENROLLMENT DATE" shall mean the first day of each Offering Period.

        (i) "EXERCISE DATE" shall mean the last day of each Offering Period.

        (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

           (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; provided, however that for the first Offering Period, Fair Market Value shall mean the price at which the Company's Common Stock is initially offered to the public, or;

           (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (k) "OFFERING, PERIOD" shall mean a period of approximately six
    (6) months, commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, or commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to
    Section 4 of this Plan. Provided, however, that the first Offering Period shall commence on May 1, 1994, and shall terminate on December 31, 1994.

        (l) "PLAN" shall mean this 1994 Employee Stock Purchase Plan.

        (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower. Provided, however, that the Purchase Price during the first Offering Period shall not be less than the price at which the Company's Common Stock is initially offered to the public.

        (n) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (o) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (p) "TRADING DAY" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3.  ELIGIBILITY.

        (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Period with a new Offering Period commencing on the first Trading Day on or after August 1 and February 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.  PARTICIPATION.

        (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Personnel Administrator in Vallejo, California prior to the applicable Enrollment Date.

        (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.  PAYROLL DEDUCTIONS.

        (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

        (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

        (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five
    (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

        (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 (increased to $25,000 for the first Offering Period of May 1, 1994, to December 31, 1994) by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date, on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

    10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

        (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

        (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant' s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
    Section 14 hereof, and such participant's option will be automatically terminated.

        (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

    11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    12.  STOCK.

        (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 170,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

    13.  ADMINISTRATION.

        (a) ADMINISTRATIVE BODY. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        (b) RULE 16B-3 LIMITATIONS. Notwithstanding the provisions of Subsection
    (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

    14.  DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

        (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (1.0) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    19.  AMENDMENT OR TERMINATION.

        (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in
    Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

        (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of five
(5) years unless sooner terminated under Section 19 hereof.

                                                                       EXHIBIT A

                                  COPART, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

----       Original Application              Enrollment Date:  ----
           Change in Payroll Deduction Rate
----
           Change of Beneficiary(ies)
----

1. ____________ hereby elects to participate in the Copart, Inc. 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ______% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
    ____________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such, disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
--------------------------------------------------------------------------------------------
                                (First)             (Middle)             (Last)

-----------------------------   -----------------------------------------------------------
Relationship
                                -----------------------------------------------------------
                                (Address)

NAME: (Please print)
--------------------------------------------------------------------------------------------
                                (First)             (Middle)             (Last)

-----------------------------   -----------------------------------------------------------
Relationship
                                -----------------------------------------------------------
                                (Address)

Employee's Social
Security Number:
                                -----------------------------------------------------------

Employee's Address:
                                -----------------------------------------------------------

    I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: -----------------------  -----------------------------------------------------------
                                Signature of Employee

                                -----------------------------------------------------------
                                Spouse's Signature (If beneficiary other than spouse)

                                                                       EXHIBIT B

                                  COPART, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

    The undersigned participant in the Offering Period of the Copart, Inc. 1994
Employee Stock Purchase Plan which began on             , 19  (the "Enrollment
Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                                     Name and Address of Participant:

                                                     --------------------------------------------------

                                                     --------------------------------------------------

                                                     --------------------------------------------------

                                                     Signature:

                                                     --------------------------------------------------

                                                     Date:
                                                            ------------------------------------------